SHAW TRANSACTION	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
SHAW TRANSACTION	SHAW TRANSACTION
On March 15, 2021, we announced an agreement with Shaw to acquire all of Shaw's issued and outstanding Class A Participating Shares and Class B Non-Voting Participating Shares (collectively, Shaw Shares) for a price of $40.50 per share. The Shaw Family Living Trust, the controlling shareholder of Shaw, and certain members of the Shaw family and certain related persons (Shaw Family Shareholders) will receive (i) $16.20 in cash and (ii) 0.417206775 Class B Non-Voting Shares of Rogers per Shaw Share held by the Shaw Family Shareholders. The Shaw Transaction is valued at approximately $26 billion, including the assumption of approximately $6 billion of Shaw debt.

The Shaw Transaction will be implemented through a court-approved plan of arrangement under the Business Corporations Act (Alberta). On May 20, 2021, Shaw shareholders voted to approve the Shaw Transaction at a special shareholders meeting. The Court of King's Bench of Alberta issued a final order approving the Shaw Transaction on May 25, 2021. The Shaw Transaction is subject to other customary closing conditions, including compliance with, or receipt of, applicable approvals under the Competition Act (Canada) and the Radiocommunication Act (Canada) (collectively, Key Regulatory Approvals).

In connection with the Shaw Transaction, we entered into a binding commitment letter for a committed credit facility with a syndicate of banks in an original amount up to $19 billion (see note 19). During the year ended December 31, 2021, we entered into the $6 billion Shaw term loan facility (see note 21), which served to reduce the amount available under the committed credit facility to $13 billion. During the three months ended March 31, 2022, we issued the Shaw senior note financing, which served to reduce the amount available under the committed credit facility to nil and the facility was terminated. We also expect that RCI will either assume Shaw's senior notes or provide a guarantee of Shaw's payment obligations under those senior notes upon closing the Shaw Transaction and, in either case, RCCI will guarantee Shaw's payment obligations under those senior notes.

On March 24, 2022, the CRTC approved our acquisition of Shaw's broadcasting services, subject to a number of conditions and modifications. The CRTC approval only relates to the broadcasting elements of the Shaw Transaction.

On May 9, 2022, the Competition Bureau (Bureau) announced it had filed applications to the Competition Tribunal (Tribunal) opposing the Shaw Transaction and requesting an injunction to prevent closing of the Shaw Transaction until the Bureau's application to challenge the Shaw Transaction could be decided. On May 30, 2022, Rogers and Shaw agreed with the Bureau that we would not seek to close the Shaw Transaction until we reached an agreement with the Bureau or the Tribunal rules in our favour.

On June 17, 2022, we announced a proposed divestiture agreement with Shaw and Quebecor Inc. (Quebecor) for the sale of Freedom Mobile Inc. (Freedom) to Quebecor (Freedom Transaction). The agreement provides for the sale of all Freedom-branded wireless and Internet customers and all of Freedom's infrastructure, spectrum licences, and retail locations. The Freedom Transaction also includes long-term agreements to provide transport (including backhaul and backbone), roaming, and other services to Quebecor. Subsequent to closing, Rogers and Quebecor will provide each other with customary transition services as necessary to operate Freedom's business for a reasonable period of time and to facilitate the separation of Freedom's business from the other businesses and operations of Shaw and its affiliates. The agreement does not contemplate the sale of Shaw Mobile-branded wireless subscribers. Under the terms of the agreement, Quebecor has agreed to pay Shaw $2.85 billion on a cash-free, debt-free basis.

The Freedom Transaction is conditional, among other things, on the completion of the Shaw Transaction, compliance with the Competition Act (Canada), and the approval of the Minister of Innovation, Science and Industry and would close substantially concurrently with closing of the Shaw Transaction. On August 12, 2022, we announced Rogers and Shaw had entered into definitive agreements with Quebecor.

On October 25, 2022, the Minister for Innovation, Science and Industry as an administrative matter denied our initial March 2021 request to transfer Freedom's spectrum licences to Rogers. In contemplation of the proposed Freedom Transaction, the Minister set out certain conditions (which Quebecor announced its intention to accept) before the Minister would consider approving a transfer of Freedom's spectrum licences to Videotron Inc. (Videotron). On December 31, 2022, the Minister indicated he would not render his decision on the transfer of Freedom’s spectrum licences to Videotron until there is clarity on the ongoing legal process arising from the Tribunal’s decision. The proposed Freedom Transaction continues to be reviewed by ISED Canada.

The Tribunal proceedings commenced on November 7, 2022 and final oral arguments were completed on December 14, 2022. On December 29, 2022, the Tribunal released its summary decision, dismissing the Bureau's application to block the Shaw Transaction. Subsequently, on December 30, 2022, the Bureau announced it would appeal the Tribunal's decision to the Federal Court of Appeal. The Federal Court of Appeal held a hearing on January 24, 2023, during which it issued a ruling from the bench dismissing the Bureau's appeal and upholding the Tribunal's decision. On January 24, 2023, following the Federal Court of Appeal’s decision, the Bureau announced it would not be pursuing a further appeal in the case. On January 25, 2023, the House of Commons Standing Committee on Industry and Technology held a second public hearing regarding the Shaw Transaction, including the proposed Freedom Transaction, at which members of management for Rogers, Shaw, and Quebecor, among others, appeared.

Given the ongoing regulatory process and the parties’ continued commitment to the Shaw Transaction, Rogers, Shaw, and the Shaw Family Living Trust have agreed to extend the outside date for closing the Shaw Transaction to March 31, 2023 (with the consent of Quebecor). The outside date for the proposed Freedom Transaction coincides with the outside date of the Shaw Transaction. Nonetheless, the time required for ISED Canada to issue its approval is uncertain and could result in further delays in, or prevent the closing of, the Shaw Transaction and the Freedom Transaction.

Under certain circumstances, if the Key Regulatory Approvals are not obtained, or any law or order relating to the Key Regulatory Approvals or the Competition Act is in effect that would make the consummation of the Shaw Transaction illegal, and the failure to obtain the Key Regulatory Approvals is not caused by, and is not a result of, the failure by Shaw to perform in all material respects any of its covenants or agreements under the arrangement agreement, we would be obligated to pay a $1.2 billion reverse termination fee to Shaw. We would also be responsible to reimburse Shaw for certain costs relating to the May 2021 exercise of our right to require Shaw to redeem its issued and outstanding preferred shares.